UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 2, 2008

EBIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 3200, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (678) 281-2020

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On January 2, 2008 Ebix, Inc. (the “Company” or “Ebix”) filed a current report on Form 8-K (the “Original Filing”) in connection with the completion of its acquisition of Telstra eBusiness Services (“Telstra”).  This Amendment No. 1 amends the Original Filing to provide the financial statement information required by Items 9.01(a) and 9.01(b) of Form 8-K which had been excluded from the initial filing.

Item 9.01 Financial Statements and Exhibits

(a)          Financial Statements of Business Acquired

The audited financial statements of Telstra, including its balance sheets as of June 30, 2006 and 2007, the statement of income and cash flows for fiscal years ended June 30, 2006 and 2007, and the related notes  and report of its independent registered public accounting firm are filed as Exhibit 99.2 to this current report on Form 8-K/A.

The unaudited financial statements of Telstra, including its balance sheets as of September 30, 2006 and 2007, the statement of income and cash flows for the three months ended September 30, 2006 and 2007, and the related notes are filed as Exhibit 99.3 to this current report on Form 8-K/A.

(b)         Pro Forma Financial Information

Ebix and Telstra unaudited condensed and combined financial information, comprised of the pro forma combined balance sheets as of September 30, 2007, and pro forma combined statements of income for the for year ended December 31, 2006 and the nine months ended September 30, 2007 and the related notes are filed as Exhibit 99.4 to this current report on Form 8-K/A.

(d)         Exhibits

Exhibit 2.1	Share Sale Agreement by and among Ebix, Inc., Ebix Australia (Vic) Pty Ltd, and Telstra Services Solutions Holdings Limited dated December 22, 2007

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm (Baker Tilly Pitcher Partners)

Exhibit 99.1*	Press release dated January 2, 2008, issued by Ebix, Inc.

Exhibit 99.2	Telstra financial statements for the years ended June 30, 2006 and 2007

Exhibit 99.3	Telstra financial statements (unaudited) for the three months ended September 30, 2006 and 2007

Exhibit 99.4

Ebix and Telstra pro forma condensed and combined financial information (unaudited) as of September 30, 2007 and for the nine month period ended September 30, 2007, and the twelve month period ended December 31, 2006

* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

By:	/s/ Robert Kerris
Name:	Robert Kerris
Title:	Chief Financial Officer and Corporate Secretary

Dated: March 18, 2008

Exhibit Index

Exhibit No.	Description
Exhibit 2.1	Share Sale Agreement by and among Ebix, Inc., Ebix Australia (Vic) Pty Ltd, and Telstra Services Solutions Holdings Limited dated December 22, 2007

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm (Baker Tilly Pitcher Partners)

Exhibit 99.1*	Press release dated January 2, 2008, issued by Ebix, Inc.

Exhibit 99.2	Telstra financial statements for the years ended June 30, 2006 and 2007

Exhibit 99.3	Telstra financial statements (unaudited) for the three months ended September 30, 2006 and 2007

Exhibit 99.4

Ebix and Telstra pro forma condensed and combined financial information (unaudited) as of September 30, 2007 and for the nine month period ended September 30, 2007, and the twelve month period ended December 31, 2006

* Previously filed